Exhibit 99.1

SOUTHWESTERN ENERGY COMPANY AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

The following unaudited pro forma condensed consolidated financial statements of Southwestern Energy Company (including its subsidiaries, collectively “Southwestern” or the “Company”) are presented to illustrate the effect of the sale of 100% of the equity in SWN Production (Arkansas), LLC and DeSoto Gathering Company, LLC, the Company’s subsidiaries that owned and operated its Fayetteville Shale exploration and production (“E&P”) and related midstream gathering assets located in Arkansas, (the “Fayetteville Shale sale”) on its historical financial position and operating results.  On December 3, 2018, the Company closed on the Fayetteville Shale sale and received approximately $1,650 million, which included preliminary purchase price adjustments of $215 million related to the net cash flows from the effective date to the closing date and certain other working capital adjustments.    Consequently, the Company will repurchase $900 million principal amount of certain of its outstanding senior notes, under existing tender offers, on December 4, 2018, with a portion of the Fayetteville Shale sale proceeds.

The Fayetteville Shale sale constituted a significant disposition for purposes of Item 2.01 of Form 8-K.  As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.  This divestiture does not qualify as a discontinued operation as it does not represent a strategic shift that will have a major effect on Southwestern’s operations or financial results.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 has been prepared to give effect to the divestiture as if it had occurred on September 30, 2018.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and for the nine months ended September 30, 2018 have been prepared to give effect to the divestiture as if it had occurred on January 1, 2017.

The unaudited pro forma condensed consolidated balance sheet and statements of operations included herein are for information purposes only and are not necessarily indicative of the results that might have occurred had the divestiture taken place on the respective dates assumed.    Actual results may differ significantly from those reflected in the unaudited condensed consolidated pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results.  The pro forma adjustments in the unaudited pro forma condensed consolidated balance sheet and the statements of operations included herein include the use of estimates and assumptions as described in the accompanying notes.  The pro forma adjustments are based on information available to the Company at the time these unaudited pro forma condensed consolidated financial statements were prepared.  The Company believes its current estimates provide a reasonable basis of presenting the significant effects of the transaction.    However, the estimates and assumptions are subject to change as additional information becomes available.  The unaudited pro forma condensed consolidated financial statements only include adjustments related to the Fayetteville Shale sale and the repurchase of certain of the Company’s outstanding senior notes with a portion of the proceeds received.

This pro forma information is based on the historical consolidated financial statements of Southwestern and should be read in conjunction with the consolidated financial statements and the accompanying footnotes included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2018 and its Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities Exchange Commission on October 25, 2018 and March 1, 2018, respectively.

SOUTHWESTERN ENERGY COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
As of September 30, 2018

		Pro Forma		Pro Forma
		Fayetteville		Senior Note
		Shale Sale		Repurchase		Pro Forma
(in millions)	Historical	Adjustments		Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$9	$1,650	(a)	$(914)	(c)	$745
Accounts receivable, net	397	–		–		397
Derivative assets	104	(22)	(b)	–		82
Other current assets	41	–		–		41
Current assets held for sale	64	(64)	(b)	–		–
Total current assets	615	1,564		(914)		1,265

Natural gas and oil properties, using the full cost method, including $1,767 million as of September 30, 2018 excluded from amortization	24,880	(899)	(b)	–		23,981
Gathering systems	38	–		–		38
Other	479	–		–		479
Less: Accumulated depreciation, depletion and amortization	(19,928)	–		–		(19,928)
Total property and equipment, net	5,469	(899)		–		4,570

Other long-term assets	194	–		–		194
Long-term assets held for sale	780	(780)	(b)	–		–
TOTAL ASSETS	$7,058	$(115)		$(914)		$6,029

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$563	$–		$–		$563
Taxes payable	32	6	(b)	–		38
Interest payable	60	–		(9)	(c)	51
Derivative liabilities	111	–		–		111
Other current liabilities	10	–		–		10
Current liabilities held for sale	116	(116)	(b)	–		–
Total current liabilities	892	(110)		(9)		773

Long-term debt	3,572	–		(895)	(c)	2,677
Pension and other postretirement liabilities	50	–		–		50
Other long-term liabilities	162	94	(b)	–		256
Long-term liabilities held for sale	177	(177)	(b)	–		–
Total long-term liabilities	3,961	(83)		(895)		2,983

Commitments and contingencies

Equity:
Common stock, $0.01 par value; 1,250,000,000 shares authorized; issued 586,195,162 shares as of September 30, 2018	6	–		–		6
Additional paid-in capital	4,714	–		–		4,714
Accumulated deficit	(2,449)	78	(b)	(10)	(c)	(2,381)
Accumulated other comprehensive loss	(40)	–		–		(40)
Common stock in treasury, 4,860,280 shares as of September 30, 2018	(26)	–		–		(26)
Total equity	2,205	78		(10)		2,273
TOTAL LIABILITIES AND EQUITY	$7,058	$(115)		$(914)		$6,029

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED
SOUTHWESTERN ENERGY COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2018

		Pro Forma		Pro Forma
		Fayetteville		Senior Note
		Shale Sale		Repurchase		Pro Forma
(in millions, except share and per share amounts)	Historical	Adjustments		Adjustments		Combined
Operating Revenues:
Gas sales	$1,412	$(442)	(d)	$–		$970
Oil sales	141	–		–		141
NGL sales	252	–		–		252
Marketing	805	(187)	(d)	–		618
Gas gathering	73	(73)	(d)	–		–
Other	4	–		–		4
	2,687	(702)		–		1,985
Operating Costs and Expenses:
Marketing purchases	808	(186)	(d)	–		622
Operating expenses	588	(143)	(d)	–		445
General and administrative expenses	165	(24)	(d)	–		141
Restructuring charges	20	–		–		20
Depreciation, depletion and amortization	436	(122)	(d)	–		314
Impairments	161	–		–		161
Taxes, other than income taxes	64	(25)	(d)	–		39
	2,242	(500)		–		1,742
Operating Income	445	(202)		–		243

Interest expense, net	100	–		(37)	(e)	63

Loss on derivatives	(108)	52	(d)	–		(56)
Loss on early extinguishment of debt	(8)	–		–		(8)
Other income, net	1	–		–		1
Income before income taxes	230	(150)		37		117
Income tax expense	–	–		–		–
Net Income	$230	$(150)		$37		$117
Mandatory convertible preferred stock dividend	–	–		–		–
Participating securities – mandatory convertible preferred stock	1	–		–		1
Net Income Attributable to Common Stock	$229	$(150)		$37		$116

Earnings per Common Share
Basic	$0.40					$0.20
Diluted	$0.39					$0.20

Weighted Average Common Shares Outstanding
Basic	577,912,421					577,912,421
Diluted	579,828,858					579,828,858

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED
SOUTHWESTERN ENERGY COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2017

		Pro Forma		Pro Forma
		Fayetteville		Senior Note
		Shale Sale		Repurchase		Pro Forma
(in millions, except share and per share amounts)	Historical	Adjustments		Adjustments		Combined
Operating Revenues:
Gas sales	$1,793	$(760)	(d)	$–		$1,033
Oil sales	102	–		–		102
NGL sales	206	–		–		206
Marketing	972	(320)	(d)	–		652
Gas gathering	126	(126)	(d)	–		–
Other	4	–		–		4
	3,203	(1,206)		–		1,997
Operating Costs and Expenses:
Marketing purchases	976	(319)	(d)	–		657
Operating expenses	671	(198)	(d)	–		473
General and administrative expenses	233	(25)	(d)	–		208
Depreciation, depletion and amortization	504	(188)	(d)	–		316
Gain on sale of assets, net	(6)	–		–		(6)
Taxes, other than income taxes	94	(39)	(d)	–		55
	2,472	(769)		–		1,703
Operating Income	731	(437)		–		294

Interest expense, net	135	–		(44)	(e)	91

Gain on derivatives	422	(148)	(d)	–		274
Loss on early extinguishment of debt	(70)	–		–		(70)
Other income, net	5	(1)	(d)	–		4
Income before income taxes	953	(586)		44		411
Income tax benefit	(93)	–		–		(93)
Net Income	$1,046	$(586)		$44		$504
Mandatory convertible preferred stock dividend	108	–		–		108
Participating securities – mandatory convertible preferred stock	123	(78)	(d)	6	(e)	51
Net Income Attributable to Common Stock	$815	$(508)		$38		$345

Earnings per Common Share
Basic	$1.64					$0.69
Diluted	$1.63					$0.69

Weighted Average Common Shares Outstanding
Basic	498,264,321					498,264,321
Diluted	500,804,297					500,804,297

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SOUTHWESTERN ENERGY COMPANY AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

(1) BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated financial statements give effect to the pro forma adjustments necessary to reflect the Fayetteville Shale sale as if the transaction had occurred on September 30, 2018 for the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2017 for the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and the nine months ended September 30, 2018.  The unaudited pro forma adjustments related to the Fayetteville Shale sale are based on available information and assumptions that management believes are (1) directly attributable to the transaction; (2) factually supportable and (3) with respect to the unaudited condensed consolidated statements of operations, expected to have a continuing impact on consolidated operating results.

(2) PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

Balance Sheet

“Historical”  – represents the historical consolidated balance sheet of Southwestern Energy Company as of September 30, 2018.

(a)	To adjust for the proceeds and other estimated closing adjustments associated with the divestiture. The following table reflects the estimated cash proceeds:
PRO FORMA CONDENSED
(in millions)
Gross proceeds	$1,865
Less: Estimated closing and post-closing adjustments	215
Estimated net cash proceeds	$1,650

(b)

To remove the Company’s E&P and related midstream gathering assets associated with the Fayetteville Shale sale pursuant to the Membership Interest Purchase Agreement dated August 30, 2018, as amended.  The following is a summarization of the application of net proceeds and estimated gain on the divestiture:

PRO FORMA CONDENSED
(in millions)
Estimated net cash proceeds	$1,650
Current assets held for sale	(64)
Natural gas and oil properties, using the full cost method	(899)
Long-term assets held for sale	(780)
Current liabilities held for sale	116
Long-term liabilities held for sale	177
Other long-term liabilities (1)	(94)
Derivative assets (2)	(22)
Estimated gain on disposition of assets	84
Income tax expense (3)	(6)
Estimated net gain on disposition of assets	$78

(1)	The Company is obligated to pay a portion of certain future contractual commitments related to unused firm transportation through 2020 per the amended Membership Interest Purchase Agreement.

(2)	Represents premiums on certain fixed price swaps which were novated to the buyer per the amended Membership Interest Purchase Agreement.

(3)	Current income tax expense of approximately $6 million relates to the Fayetteville Shale sale. Deferred income tax expense was offset by the Company’s recognition of a valuation allowance.

(c)	To adjust for the repurchase of $900 million principal amount of certain of the Company’s outstanding senior notes.
PRO FORMA CONDENSED
(in millions)
Cash used in debt repurchase	$914
Less: Interest payable	9
Less: Tender premiums and estimated bank and legal fees	5
Principal amount of senior notes repurchased	900
Less: Unamortized debt costs	5
Reduction in long-term debt	$895

Tender premiums and estimated bank and legal fees	$5
Unamortized debt costs	5
Loss on early extinguishment of debt	$10

Statements of Operations

“Historical”  – represents the historical consolidated statements of operations of Southwestern Energy Company for the nine months ended September 30, 2018 and the year ended December 31, 2017.

(d)

Adjustments are to eliminate revenues and costs of the Company’s E&P and related midstream gathering operations associated with the Fayetteville Shale sale from the Company’s consolidated operations.  This includes the impact of marketing the production from the Fayetteville Shale by the Company’s marketing subsidiary as well as the impact of certain derivative positions included in the Fayetteville Shale sale agreement.  Any deferred income tax effects for the nine months ended September 30, 2018 and year ended December 31, 2017, were offset by a change in our valuation allowance.

(e)

Interest expense is adjusted to show the impact of the planned repurchase of $900 million of certain of the Company’s outstanding senior notes on January 1, 2017.  Any deferred income tax effects for the nine months ended September 30, 2018 and year ended December 31, 2017, were offset by a change in our valuation allowance.